SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2000
                                                           -------------



                              GERALD STEVENS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



        Florida                         0-05531                  65-0971499
   ----------------              ----------------------          ----------
  (State or other                 (Commission File             (IRS Employer
  jurisdiction of                      Number)               Identification No.)
  incorporation)



              P.O. Box 350526, Fort Lauderdale, Florida 33335-0526
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

Item 5.  Other Events.
         ------------

         We are filing this Report solely for the purpose of filing the press release, dated July 17, 2000, included as an exhibit to this Report. In this press release, we announced earnings for our fiscal quarter ended May 31, 2000, a reorganization of management and an expansion of our board of directors.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.                        Description
         -----------                        -----------
         99.1                               Press Release dated July 17, 2000

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                               GERALD STEVENS, INC.
                                        ---------------------------
                                                 (Registrant)



                                        By         /s/ ALBERT J. DETZ
                                           --------------------------
                                                       Albert J. Detz
                                                 Senior Vice President and
                                                   Chief Financial Officer
Dated: July 20, 2000

                              GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------


Exhibit No.               Description
-----------               -----------

99.1                      Press Release dated July 17, 2000